UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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CROSSROADS SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CROSSROADS SYSTEMS, INC.

WeWork c/o Crossroads Systems, Inc.

11801 Domain Blvd., 3rd Floor

Austin, Texas 78758

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 13, 2017

To the Stockholders of Crossroads Systems, Inc.:

You are cordially invited to attend the 2017 annual meeting of stockholders (the “Meeting”) of Crossroads Systems, Inc., a Delaware corporation (the “Company”), to be held on November 13, 2017, beginning at 9:00 a.m. Central Daylight Time, at Park City Club, 5956 Sherry Lane, Suite 1700, Dallas, Texas 75225 and any adjournment or postponement thereof for the following purposes:

1.	To elect five directors to our Board of Directors (the “Board”), to serve until the 2018 annual meeting of stockholders and until the election and qualification of their successors, or their earlier death, resignation or removal;

2.	To ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2017; and

3.	The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on October 9, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Only stockholders of record of Common Stock of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting.

Your vote is very important. All stockholders are cordially invited to attend the Meeting. We urge you, whether or not you plan to attend the Meeting, to submit your proxy by completing, signing, dating and mailing the enclosed proxy or voting instruction card in the postage-paid envelope provided. If a stockholder who has submitted a proxy attends the Meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the Meeting.

The notice and proxy statement are first being mailed to our stockholders on or about October 24, 2017.

Please follow the voting instructions on the enclosed proxy card to vote.

By Order of the Board of Directors,

/s/ Richard K. Coleman, Jr.

Richard K. Coleman, Jr.
Executive Director

October 24, 2017

CROSSROADS SYSTEMS, INC.

WeWork c/o Crossroads Systems, Inc.

11801 Domain Blvd., 3rd Floor

Austin, Texas 78758

PROXY STATEMENT

For 2017 Annual Meeting Of Stockholders

To Be Held November 13, 2017

This proxy statement contains information related to the 2017 annual meeting of stockholders (the “Meeting”) of Crossroads Systems, Inc. (“Crossroads” or the “Company”) to be held on Monday, November 13, 2017, at 9:00 a.m. Central Daylight Time, at Park City Club, 5956 Sherry Lane, Suite 1700, Dallas Texas 75225. The notice and proxy statement are first being mailed to our stockholders on or about October 24, 2017.

About the Meeting

Purpose of the Meeting

At the Meeting, holders of Crossroads common stock, $0.001 par value (“Common Stock”), will act on the following matters:

1.	To elect five directors to our Board of Directors (the “Board”), to serve until the 2018 annual meeting of stockholders and until the election and qualification of their successors, or their earlier death, resignation or removal;

2.	To ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2017; and

3.	The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Who May Vote

Our outstanding voting securities consist of shares of Common Stock. Only holders of record of shares of Common Stock at the close of business on October 9, 2017, the record date of the Meeting (the “Record Date”), are entitled to notice of and to vote at the Meeting. On the Record Date, there were 3,014,726 shares of Common Stock outstanding and entitled to vote at the Meeting. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.

Attending in Person

Only holders of Common Stock, their proxy holders and our invited guests may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting. For example, you may bring an account statement showing that you beneficially owned Crossroads shares as of the Record Date as acceptable proof of ownership.

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Instructions for Holders of Common Stock

How to Vote

You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting. You can always change your vote at the Meeting. Proxy cards must be received by the Company before voting begins at the Meeting.

How Proxies Work

Our Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Meeting in the manner you direct. You may vote for all, some, or none of our director nominees. You also may vote for or against any other proposal or abstain from voting.

Proxies submitted by mail will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations set forth in this proxy statement.

You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a broker, you may get materials from them asking how you want to vote. The latest signed proxy we receive from you will determine how we will vote your shares. In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder, received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact our Secretary by mail at the address on the first page of this proxy statement, by telephone at (512) 928-7129 or by email at ir@crossroads.com, and we will promptly deliver a separate copy. Stockholders sharing an address can request delivery of a single copy of proxy statements if they are receiving multiple copies of these materials by contacting our Secretary by mail at the address on the first page of this proxy statement, by telephone at (512) 928-7129 or by email at ir@crossroads.com.

Revoking a Proxy

There are three ways to revoke your proxy. First, you may submit a new signed proxy with a later date up until the existing proxy is voted. Second, you may vote in person at the Meeting (although attendance at the Meeting will not, in and of itself, constitute a revocation of the proxy). Finally, you may write to the Company’s Corporate Secretary at WeWork c/o Crossroads Systems, Inc., 11801 Domain Blvd., 3rd Floor, Austin, Texas 78758 that you are revoking your proxy.

Quorum

In order to act on the proposals described herein, we must have a quorum of stockholders at the Meeting. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. Shares that the Company holds as treasury shares are not voted and do not count for this purpose.

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Votes Needed

With respect to Proposal No. 1, the director nominees receiving a plurality of the votes cast at the Meeting will be elected to fill the seats of our Board. This means that the nominees who receive the most votes will be elected. For purposes of the election of directors, the withholding of authority by a stockholder as to the election of directors will have no effect on the results of the election. With respect to Proposal No. 2, the affirmative vote of a majority of the shares entitled to vote present in person or by proxy at the Meeting will be required to ratify the selection of our independent registered public accounting firm at the Meeting. Abstentions will have the effect of votes against Proposal No. 2. Proxies that abstain on a proposal and broker non-votes will be deemed present for quorum purposes for all proposals to be voted on at the Meeting. Broker non-votes occur where a broker holding shares in “street name” is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for Crossroads. For these reasons, it is important that all shares are represented at the Meeting, either by you personally attending the Meeting or by giving a proxy to vote your shares.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is presently composed of five members.  The Board has nominated the five persons listed below for election as directors.  If elected at the Meeting, each director would serve until the 2018 annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Robert H. Alpert and C. Clark Webb, current nominees, are Managing Members of 210/CRDS Investment LLC (“210”). Messrs. Alpert and Webb were appointed to the Board pursuant to the Company’s Prepackaged Plan of Reorganization under the U.S. Bankruptcy Code (the “Plan”), as further described herein.

A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, shares represented by executed proxies will be voted for the election of such substitute nominee as the Board may propose. The persons nominated for election have agreed to serve if elected, and Crossroads has no reason to believe that any of the nominees will be unable to serve. There are no family relationships among any of the directors, director nominees and executive officers. As further described in this Proxy Statement, Messrs. Coleman, Hood and Ms. Crane were each executive officers of the Company when the Company filed for bankruptcy in connection with the Restructuring Transaction (as defined and further described below) on August 14, 2017.

The following table sets forth, as of October 23, 2017, the name of the Board’s nominees for election as a director.  Also set forth below is certain other information with respect to each such person’s age, the periods during which he or she has served as a director and positions currently held with Crossroads.

Director Nominee	Age	Director Since	Positions and Offices Held
Richard K. Coleman, Jr.	60	2013	Director and Executive Director
Robert H. Alpert	52	2017	Chairman of the Board
Robert G. Pearse	57	2013	Director
C. Clark Webb	36	2017	Director
Claire Gogel	44	2017	Director

Set forth below is biographical information for each director nominee.

Richard K. Coleman, Jr., 60, has served as a director since April 2013 and as Executive Director since August 2017. He also served as President and Chief Executive Officer from May 2013 to August 2017. Mr. Coleman is a private investor and technological advisor. His company, Rocky Mountain Venture Services (RMVS), has helped technology companies plan and launch new business ventures and restructuring initiatives since 1998. He has served in a variety of senior operational roles including CEO of Vroom Technologies, COO of MetroNet Communications, and President of US West Long Distance and has also held significant officer level positions with Frontier Communications, Centex Telemanagement, and Sprint Communications culminating in his appointment to lead its Technology Management Division. Mr. Coleman began his career as an Air Force Telecommunications Officer managing Department of Defense R & D projects. He has served as an Adjunct Professor for Regis University’s Graduate Management program and is a guest lecturer for Denver University, focusing on leadership and ethics. Mr. Coleman has served on a number of private, public, and non-profit boards and currently serves on the boards of directors of Ciber, Inc. (NYSE:CBRIQ), a leading global information technology company, since April 2014, and Hudson Global, Inc. (NASDAQ:HSON), a worldwide provider of highly specialized professional-level recruitment and related talent solutions, since May 2014, where he also serves on the Nominating/Corporate Governance Committee and as Chairman of the Compensation Committee. Mr. Coleman holds a B.S. Degree from the United States Air Force Academy, an M.B.A. from Golden Gate University, and is a graduate of the United States Air Force Communications Systems Officer School.

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Robert H. Alpert, 52, has served as a director since October 2017 and as Chairman of the Board since October 2017. Mr. Alpert is founder and general partner of RHA, Inc. and Atlas Capital Management, L.P. (collectively, “Atlas”). From October 1995 to September 30, 2015, he was responsible for the investments and operations of Atlas Capital Management (a long-short strategy). Atlas Capital Management has transitioned to Mr. Alpert’s family investment vehicle. He is also the co-founder of Homebuilder Capital Advisors LLC, a real estate specialty finance company, a managing member of 210 Capital, LLC, a managing member of Prime Sleep, LLC, a mattress retailer in Kansas City, Director of Redpoint Insurance Group, a Texas P&C company, and an Advisor to CA Partners, a fund of funds. Prior to founding Atlas, Mr. Alpert was a portfolio manager for Luther King Capital Management (“LCKM”) from 1990 to 1995. Prior to joining LCKM, Mr. Alpert was a Management Associate at Paine Webber from 1987 to 1989. Mr. Alpert earned a BA from Princeton University and an MBA from Columbia University.

Robert G. Pearse, 57, has served as a director since July 2013 and served as Chairman of the Board from April 2016 to October 2017. Mr. Pearse is a managing partner at Yucatan Rock Ventures, where he specializes in technology investments and consulting, and has served in that position since August 2012. Mr. Pearse serves as a director for Novation Companies, Inc. (OTC: NOVC) and is chairman of the Compensation Committee and member of the Audit Committee since January 2015. Mr. Pearse serves as a director for Ameri Holdings, Inc. (OTC: AMRH) and Chairman of the Compensation Committee and member of the Audit Committee since 2015. From 2005 to 2012, Mr. Pearse served as vice president of Strategy and Market Development at NetApp, Inc. (NASDAQ: NTAP), a computer storage and data management company. From 1987 to 2004, Mr. Pearse held leadership positions at Hewlett-Packard (NYSE: HPQ), most recently as the vice president of Strategy and Corporate Development from 2001 to 2004 focusing on business strategy and acquisitions. Mr. Pearse’s professional experience also includes positions at PriceWaterhouseCoopers LLP, Eastman Chemicals Company (NYSE: EMN), and General Motors (NYSE: GM). Mr. Pearse earned a Master of Business Administration degree from the Stanford Graduate School of Business in 1986, and a Bachelor of Science degree in Mechanical Engineering from the Georgia Institute of Technology in 1982.

C. Clark Webb, 36, has served as a director since October 2017. Mr. Webb is Founder and Managing Member of P10 Capital Management, LLC. Prior to forming P10 Capital Management, Mr. Webb was Co-Portfolio Manager of the Lafayette Street Fund, a multi-billion dollar opportunistic equity strategy, and a Partner at Select Equity Group, L.P., an asset manager with over $20 billion in assets under management. Mr. Webb graduated from Princeton University and serves on the Board of Trustees of Christian Union.

Claire Gogel, 44, has served as a director since October 2017. Ms. Gogel is an Independent Director and member of the finance and restructuring committee at SunEdison, Inc., and has served in that position since 2016 when she was appointed as an independent director by Greenlight Capital. From 2009 to 2014, Ms. Gogel served as a partner and analyst at Greenlight Capital, a hedge fund in New York. From 2001 to 2009, Ms. Gogel was founder and portfolio manager of Perennial Advisors. Ms. Gogel’s professional experience also includes positions as a portfolio manager at Discovery Partners and as a research associate at Cardinal Investment Company. Ms. Gogel is a Board member and Chair of the Grant Committee for Capital for Kids, and has served in that position since 2005. Ms. Gogel is a Board member and Chair of the Investment Committee for Booker T. Washington School for the Performing and Visual Arts, and has served in that position since 2015. Ms. Gogel earned a Bachelor of Arts degree with High Honors from The University of Texas at Austin.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NAMED NOMINEES.

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CORPORATE GOVERNANCE

Board Composition and Election of Directors

We operate under the direction of our Board. Our Board is responsible for the management of our business and affairs. Our Certificate of Incorporation provides that the number of directors may be determined pursuant to our Bylaws, which provide that such number may be determined from time to time by our Board. However, under our Bylaws, the number of directors shall not be less than one. Our directors hold office until the next annual meeting of stockholders or until the election and qualification of their successors, or their earlier death, resignation or removal. There are no family relationships among any of our directors or executive officers.

Nasdaq Delisting

On August 14, 2017, the Company received a letter (the “Notice”) from Nasdaq stating that in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq determined that the Company’s common stock would be delisted from Nasdaq. The Notice further stated that unless the Company requested an appeal of Nasdaq’s determination, trading of the Company’s common stock would be suspended at the opening of business on August 23, 2017. On September 14, 2017, Nasdaq filed a Form 25-NSE with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq. On October 16, 2017, a market maker completed the process with the Financial Industry Regulatory Authority to resume publishing quotations for the Company’s common stock. As a result, the Company’s common stock now trades on the OTC Pink market under the CRSS ticker symbol.

Independent Directors

Our Board is currently composed of five members, Messrs. Coleman, Alpert, Pearse and Webb and Ms. Gogel. Mr. Pearse and Ms. Gogel qualify as independent directors in accordance with the listing requirements of The Nasdaq Stock Market (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, such as that the director or director nominee is not, and has not been for at least three years, one of our employees and that neither the director or director nominee nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq rules, our Board has made a subjective determination as to each independent director and director nominee that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors, the director nominees and us with regard to each director and director nominee’s business and personal activities and relationships as they may relate to us and to our management.

Board Committees

Following the Company’s delisting from Nasdaq and the filing of Form 15 on September 14, 2017, our Board voted to disband its standing committees and, as a result, our Board currently does not have any standing committees. During the 2016 fiscal year, our Board had a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each committee operated under a charter approved by our Board.

Nominations for Directors

Following the disbanding of the Nominating and Corporate Governance Committee, the full Board is responsible for selecting persons to fill vacancies on the Board and recommending candidates for election by the stockholders. In evaluating director nominees, the Board considers the following factors: diversity of professional disciplines and backgrounds on our Board; prominence, reputation and community involvement of the candidate; the candidate’s ability to promote and enhance our reputation; the candidate’s time and availability to devote to a directorship; the candidate’s qualifications that complement and enhance the overall core competencies of the Board; the candidate’s experience with accounting rules and practices; the candidate’s potential conflicts of interest; independence of the candidate; and the interests of all of our stockholders generally.

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In assessing potential new directors, the Board considers individuals from various disciplines and diverse backgrounds so that the Board has a broad diversity of experience, professions, skills and backgrounds. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Other than the foregoing, there are no specific minimum qualifications that the Board believes that a Board-recommended nominee to the Board must possess, although the Board may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The Board will evaluate any director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Board. Any stockholder who intends to nominate a director at our Meeting must notify our Secretary in writing at the address set forth at the beginning of this proxy statement of such intent in a timely manner in accordance with our Bylaws. In accordance with the advance notice provisions of our Bylaws, to be timely, director nominations must be delivered to or mailed and received by the Secretary of the Company not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by us on or before the later of (i) 90 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made. The notice must include the information specified in our Bylaws.

Directors’ Attendance at Meetings

During fiscal year 2016, the Board and each of its committees held the following meetings and acted by unanimous written consent as follows: the Board held 10 meetings and acted by unanimous written consent 3 times; the Audit Committee held 4 meetings and acted by unanimous written consent 1 time; the Compensation Committee held 3 meetings and acted by unanimous written consent 7 times; the Nominating and Corporate Governance Committee acted by unanimous written consent 1 time; and the Board’s Special Committee held 1 meeting. In fiscal year 2016, all directors attended 75% or more of meetings of the Board and committees on which they serve. All of our directors were present telephonically for our 2016 annual meeting of stockholders. While we do not have a formal policy requiring them to do so, we encourage our directors to attend the Meeting.

Board Leadership Structure

The roles of Chairman and principal executive officer are separate positions. Mr. Alpert serves as our Chairman and Mr. Coleman serves as our Executive Director and principal executive officer. We separate the roles of Chairman and principal executive officer in recognition of the differences between the two roles. The principal executive officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the principal executive officer and presides over meetings of the Board. We do not have a lead independent director.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our senior management and financial employees, including our principal executive officer and principal financial and accounting officer.

2016 Director Compensation

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended October 31, 2016, other than a director who also served as an executive officer.

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	Fees Earned or	Restricted
Name and Principal	Paid in Cash	Stock Awards	Total
Position	($)(6)	($)	($)
Jeffrey E. Eberwein (1)	16,000	1,750	17,750
Robert Pearse (2)	29,500	6,249	35,749
Don Pearce (3)	25,000	6,249	31,249
Galen Vetter (4)	28,000	6,249	34,249
Hannah Bible (5)	11,000	4,498	15,498

(1)	Mr. Eberwein served as a director from April of 2013 until May 25, 2016. He received quarterly payments of $6,250 in cash for the fiscal first quarter and second quarter and pro-rated amount of $3,500 for the fiscal third quarter. The board elected to forego option grants for fiscal Q1 and Q2 of 2016. We granted restricted stock of 409 shares on the 60th day following the end of our third fiscal quarter, September 30, 2016, pro-rated as required, at an exercise price of $4.28. The restricted stock vested in one year. On August 2, 2017, in connection with the Restructuring Transaction, Mr. Eberwein agreed to the forfeiture and cancellation of options to purchase 1,481 shares of the Company’s common stock and 409 shares of restricted stock previously granted to him by the Company.

(2)	Mr. Pearse became a board member in July of 2013, and Chairman of the Board in May of 2016. He received quarterly payments of $6,250 in cash and another $1,500 per quarter as Chairman of the Board, pro-rated, and $6,250 worth of restricted stock based on the average closing price of Crossroads’ stock on the five days prior to the grant date, rounded downward. We granted restricted stock of 1,460 shares at $4.28 on the 60th day following the end of the third fiscal quarter of 2016. The restricted stock vested in one year. On August 2, 2017, in connection with the Restructuring Transaction, Mr. Pearse agreed to the forfeiture and cancellation of options to purchase 3,988 shares of the Company’s common stock and 8,578 shares of restricted stock previously granted to him by the Company.

(3)	Mr. Pearce became a board member in May of 2009. He received quarterly payments of $6,250 in cash and $6,250 worth of restricted stock based on the average closing price of Crossroads’ stock on the five days prior to the grant date, rounded downward. We granted restricted stock of 1,460 shares at $4.28 on the 60th day following the end of the third fiscal quarter of 2016. The restricted stock vested in one year. On August 2, 2017, in connection with the Restructuring Transaction, Mr. Pearce agreed to the forfeiture and cancellation of options to purchase 7,129 shares of the Company’s common stock and 8,578 shares of restricted stock previously granted to him by the Company.

(4)	Mr. Vetter became a board member in May of 2014. He received quarterly payments of $6,250 in cash and another $1,000 per quarter for being Chairman of the Audit Committee and $6,250 worth of restricted stock based on the average closing price of Crossroads’ stock on the five days prior to the grant date, rounded downward. We granted restricted stock of 1,460 shares at $4.28 on the 60th day following the end of the third fiscal quarter of 2016. The restricted stock vested in one year. On June 26, 2017, Mr. Vetter resigned from his position as a member of the Board and as a result, his restricted stock awards were cancelled.

(5)	Ms. Bible became a board member in May of 2016. She receives quarterly payments of $6,250 in cash and $6,250 worth of restricted stock, based on the average closing price of Crossroads’ stock on the five days prior to the grant date, rounded downward. We granted restricted stock to purchase 1,051 shares of common stock on the 60th day following the end of our third fiscal quarter, September 30, 2016, pro-rated as required, at an exercise price of $4.28. The restricted stock vests in one year. On August 2, 2017, in connection with the Restructuring Transaction, Ms. Bible agreed to the forfeiture and cancellation of 8,169 shares of restricted stock previously granted to her by the Company.

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(6)	The current Board of Directors Compensation Policy for Non-employee Directors was adopted effective February 1, 2016. No options or restricted stock were awarded for the fiscal first and second quarters of 2016.

In connection with the Restructuring Transaction (as defined herein), on August 2, 2017, Messrs. Eberwein, Pearse, Pearce and Ms. Bible agreed to the forfeiture and cancellation of their respective restricted stock issued by the Company.

STOCKHOLDER COMMUNICATIONS WITH THE DIRECTORS

Stockholders wishing to communicate with our Board as a whole or with certain directors, or the Chairman of the Board, individually, may do so by writing the Corporate Secretary at WeWork c/o Crossroads Systems, Inc., 11801 Domain Blvd., 3rd Floor, Austin, Texas 78758. Each stockholder communication should include an indication of the submitting stockholder’s status as our stockholder and eligibility to submit such communication. Each such communication will be received for handling by the Corporate Secretary, who will maintain originals of each communication received and provide copies to (i) the Chairman and (ii) any other appropriate committee(s) or director(s) based on the expressed desire of the communicating stockholder and content of the subject communication. The Corporate Secretary also will coordinate with the Chairman to facilitate a response, if it is believed that a response is appropriate or necessary, to each communication received. The Board reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing our financial statements. Our independent registered public accounting firm, PMB Helin Donovan, LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee was responsible for overseeing management’s conduct of the financial reporting process and system of internal control. Following the disbanding of the committees, the entire Board has taken over such responsibilities.

During 2016, the Audit Committee met regularly and held many discussions with management and the independent registered public accounting firm. During these meetings and in meetings concerning our Annual Report on Form 10-K for the year ended October 31, 2016, the Audit Committee:

•	reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K for the year ended October 31, 2016 with management and our independent registered public accounting firm;

•	received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence; and

•	discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the Annual Report on Form 10-K for the year ended October 31, 2016 for filing with the SEC.

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The Audit Committee relied, without independent verification, on management’s representation that the financial statements had been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements. The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

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EXECUTIVE OFFICERS & EXECUTIVE COMPENSATION

Our executive officers and their ages as of the Record Date are listed below. Information regarding Richard K. Coleman, Jr., our Executive Director, is listed above in Proposal No. 1.

Name	Age	Position
Richard K. Coleman, Jr.	60	Executive Director and Director
Jennifer Ray Crane	46	Chief Financial Officer
Mark Hood	53	Executive Vice President

Jennifer Ray Crane, 46, has served as our Chief Financial Officer since November 2008. Ms. Crane joined Crossroads in 2003 as Financial Controller and currently leads our financial and legal teams. Prior to joining Crossroads, Ms. Crane was the Financial Controller at American Plumbing and Mechanical (AMPAM) as well as at Capstar Broadcasting for the Pacific Star and Central Star regions. Ms. Crane held senior positions at Deloitte & Touche LLP and PriceWaterhouseCoopers LLP. Ms. Crane is a Certified Public Accountant licensed in the state of Texas. She is also a member of the Financial Executive Institute (FEI) association as well as the American Institute of Certified Public Accountants (AICPA) and holds a Bachelor of Business Administration from The University of Texas at Austin.

Mark Hood, 53, has served as our Executive Vice President since August 2017, served as our Executive Vice President of Corporate Development from February 2015 to July 2017 and previously served as Executive Vice President of Corporate Communications from January 2013 to January 2015. From 2009 to January 2013, Mr. Hood was founder and CEO of MCH Advisors, and helped early stage technology clients design and launch sales and marketing programs in high-growth markets. From 1995 to 2009, Mr. Hood was CEO of Network Consulting Services, a master sales agency he launched to integrate services from multiple telecommunications companies. He also held Series 7, 65, and 66 securities licenses and served as General Partner of two equity investment funds. Mr. Hood earned a BA in Marketing from Sam Houston State University and an MS in Technology Commercialization from The University of Texas at Austin, McCombs School of Business.

Summary Compensation Table for Fiscal Year 2015 and 2016

The following table sets forth the total compensation awarded to, earned by, or paid to Mr. Richard K. Coleman, Jr., Mr. Mark Hood and Ms. Jennifer Crane, who are collectively referred to as our “named executive officers,” during the years ended October 31, 2015 and 2016. All equity award amounts have been adjusted to reflect the Company’s reverse stock split, effective on June 20, 2016:

Name and Principal		Salary	Bonus	Option Awards	Nonequity Incentive Compensation	Other	Total
Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)
Richard K. Coleman, Jr.	2015	300,000	237,500	383,704	-	-	921,204
Executive Director	2016	287,500	150,000	75,926	-	-	513,426

Mark Hood	2015	198,825	-	50,877	29,998	-	279,700
Executive Vice	2016	206,250	-	40,883	27,270	5,700	280,103
President

Jennifer Crane	2015	193,046	-	50,877	19,692	-	263,615
Chief Financial Officer	2016	185,625	-	32,706	26,068	5,500	249,899

(1)	On December 15, 2014, we awarded a cash bonus of $117,500, and on June 15, 2015, we awarded a cash bonus of $120,000 to Mr. Coleman, reported in fiscal year 2015. On November 24, 2015, we awarded a cash bonus of $150,000, to Mr. Coleman, reported in fiscal year 2016.

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(2)	We granted options to purchase 13,522 shares of common stock on January 2, 2015 to Mr. Coleman, at a grant date fair value of $28.38 per share. This grant vests equally over 8 quarters, fully vesting on January 31, 2017. We granted options to purchase 16,250 shares of common stock on June 6, 2016 to Mr. Coleman, at a grant date fair value of $4.67 per share. This grant vests 50% on June 6, 2017, then equally over 4 quarters, fully vesting on June 6, 2018. We granted options to purchase 3,000 shares of common stock on September 17, 2015 to Mr. Hood and Ms. Crane, at a grant date fair value of $16.96 per share. These awards vested 50% on September 17, 2016, then equally over 4 quarters, fully vesting on September 17, 2017. We granted options to purchase 8,750 and 8,000 shares of common stock on June 6, 2016 to Mr. Hood and Ms. Crane, respectively, at a grant date fair value of $4.67 per share. These awards vested 50% on June 6, 2017, then equally over 4 quarters, fully vesting on June 6, 2018. On July 31, 2017, in connection with the Restructuring Transaction, each of Messrs. Coleman and Hood and Ms. Crane agreed to the forfeiture and cancellation of options to purchase 140,460 shares, 60,068 shares and 52,609 shares, respectively, and warrants to purchase 326 shares, 6,532 shares and 43 shares, respectively.

(3)	On December 15, 2014, we awarded a cash bonus of $29,998 and $19,692 to Mr. Hood and Ms. Crane, respectively, reported in fiscal year 2015 under our Management Bonus Plan for fiscal 2015. On December 15, 2015, we awarded a cash bonus of $21,529 and $20,586, to Mr. Hood and Ms. Crane, respectively, and on June 15, 2016, we awarded a cash bonus of $5,741 and $5,482 to Mr. Hood and Ms. Crane, respectively, reported in fiscal year 2016 under our Management Bonus Plan for fiscal 2016 as described below.

Management Bonus Program

Under the 2016 Management Bonus Program, Ms. Crane and Mr. Hood were eligible for a target bonus of 40% of each such executive officer’s salary paid in fiscal 2016.

Ms. Crane and Mr. Hood each received 50% of their target bonus under the 2016 Management Bonus Program based on the achievement of individual goals for each such executive officer. The management bonus objectives for each officer were based on specific, measurable goals that were met throughout the year.

The bonus payouts described above were paid in cash in fiscal year 2017.

Outstanding Equity Awards at Fiscal Year-End 2016

The following table sets forth information regarding unexercised options held by each of our named executive officers as of October 31, 2016. Options and option exercise prices have been split adjusted.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Options Expiration Date
Richard K. Coleman, Jr.	24	(1)	-	26.62	7/31/2023
	4,111	(2)	-	20.63	9/16/2023
	4,508	(3)	-	17.14	10/31/2023
	27,045	(4)	-	25.62	11/23/2023
	13,522	(5)	-	42.60	1/2/2025
	-	(6)	16,250	5.90	6/6/2026
Mark Hood	601	(7)	-	49.08	12/12/2022
	1,690	(8)	113	36.94	1/31/2023
	3,005	(9)	-	34.94	6/13/2023
	2,705	(10)	2,704	45.76	10/1/2024
	1,500	(11)	1,500	26.80	9/17/2025
	-	(6)	8,750	5.90	6/6/2026
Jennifer Crane	2,009	(12)	-	74.54	1/31/2017
	752	(13)	-	25.96	8/25/2020
	751	(14)	-	79.03	10/17/2021
	2,066	(15)	939	45.59	1/17/2024
	301	(10)	300	45.76	10/1/2024
	1,500	(11)	1,500	26.80	9/17/2025
	-	(6)	7,000	5.90	6/6/2026

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*	All award amounts have been adjusted to reflect the Company’s reverse stock split, effective on June 20, 2016.

(1)	This award was fully vested on July 31, 2013.

(2)	This award was fully vested on September 16, 2013.

(3)	This award was fully vested on October 31, 2013.

(4)	This award was fully vested on October 31, 2015.

(5)	This award was fully vested on January 2, 2017.

(6)	Mr. Coleman, Mr. Hood, and Ms. Crane were awarded options to purchase 16,250, 8,750, and 7,000 shares of common stock on June 6, 2016, respectively. These awards vest 50.0% on June 6, 2017, 12.5% on September 6, 2017, 12.5% on December 6, 2017, 12.5% on March 6, 2018, and 12.5% on June 6, 2018. Unvested shares are valued at $150,000 as of October 31, 2016.

(7)	These awards were fully vested as of January 12, 2012.

(8)	Mr. Hood was awarded options to purchase 1,803 shares of common stock on January 31, 2013. This award vests 25.0% on January 31, 2014, and 6.25% quarterly beginning on April 30, 2014, becoming fully vested on January 31, 2017. Unvested shares are valued at $2,000 as of October 31, 2016.

(9)	This award was fully vested as of June 13, 2015.

(10)	Mr. Hood and Ms. Crane were awarded options to purchase 5,409 and 601 shares of common stock on October 1, 2014, respectively. These awards vest 25.0% on January 31, 2014, and 6.25% quarterly, beginning on January 1, 2016, becoming fully vested on October 1, 2018. Unvested shares are valued at $93,000 as of October 31, 2016.

(11)	Mr. Hood and Ms. Crane each were awarded options to purchase 3,000 shares of common stock on September 17, 2015. These awards vest 50.0% on September 17, 2016, 12.5% on December 17, 2016, 12.5% on March 17, 2017, 12.5% on June 17, 2017, and 12.5% on September 17, 2017. Unvested shares are valued at $50,000 as of October 31, 2016.

(12)	This award was fully vested as of January 31, 2011.

(13)	This award was fully vested as of August 25, 2014.

(14)	This award was fully vested as of October 17, 2015.

(15)	Ms. Crane was awarded options to purchase 3,005 shares of common stock on January 17, 2014. This award vests 25.0% on January 17, 2015, and 6.25% quarterly, beginning on April 17, 2015, becoming fully vested on January 17, 2018. Unvested shares are valued at $28,000 as of October 31, 2016.

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In connection with the Restructuring Transaction (as defined herein), on July 31, 2017, the Company’s named executive officers agreed to the forfeiture and cancellation of their respective stock options issued by the Company.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

Coleman Employment Agreement

On July 31, 2017, the Company entered into an Agreement and Release by and between the Company and Richard K. Coleman, Jr., the Company’s former Chief Executive Officer and President (the “Coleman Agreement”), as well as a new Employment Agreement between the Company and Mr. Coleman (the “New Employment Agreement”). The Coleman Agreement, among other things, (i) terminates Mr. Coleman’s Amended and Restated Employment Agreement with the Company dated August 1, 2016 (the “2016 Employment Agreement”), as well as Mr. Coleman’s employment as President and Chief Executive Officer of the Company, each effective as of July 31, 2017, and (ii) provides for Mr. Coleman’s employment, effective as of August 1, 2017, as Executive Director of the Company’s Board of Directors and Principal Executive Officer of the Company pursuant to the terms and conditions set forth in the New Employment Agreement.

The Coleman Agreement provides for Mr. Coleman to receive a lump sum payment equal to $300,000 in full and final satisfaction of all amounts owed to Mr. Coleman under the 2016 Employment Agreement. The Coleman Agreement also provides for the termination of any stock options or warrants issued to Mr. Coleman by the Company.

The New Employment Agreement provides for Mr. Coleman to receive an annual base salary of $75,000. In the event that Mr. Coleman’s employment is terminated by Mr. Coleman for any reason after completion of six (6) months of the term, for Good Reason (as defined in the New Employment Agreement) at any time, or by the Company at any time for any reason, the Company will pay to Mr. Coleman (i) payment of his base salary accrued up to and including the date of termination or resignation, (ii) payment in lieu of any accrued but unused vacation time, (iii) payment of any unreimbursed expenses, (iv) payments and benefits under any Company benefit plan, program or policy, and (v) a lump sum payment equal to $320,000.

Retention and Severance Agreements

On July 31, 2017, the Company also entered into an amended Retention and Severance Agreement with each of Jennifer Crane, the Company’s Chief Financial Officer, and Mark Hood, the Company’s Executive Vice President (the “Severance Agreements”). Pursuant to the Severance Agreements, Ms. Crane and Mr. Hood will each be eligible to earn a retention bonus of $35,000 to be paid in a lump sum payment within 10 days of December 31, 2017 (the “Retention Bonus”). Ms. Crane’s annual salary will remain $175,000 and Mr. Hood’s annual salary will remain $225,000. The Severance Agreements also provide for the termination of any stock options or warrants issued to each of Ms. Crane and Mr. Hood by the Company.

In the event that Ms. Crane or Mr. Hood’s respective employment is terminated with Cause (as defined in the Severance Agreements) or he or she voluntarily resigns, each at any time prior to December 31, 2017, he or she will not be eligible for any portion of his or her Retention Bonus, as applicable. In the event that Ms. Crane or Mr. Hood’s respective employment is terminated without Cause or for Good Reason (each as defined in the Severance Agreements), they shall be entitled to receive: (i) a severance payment equal to twelve (12) months of base salary, (ii) a payment for up to six (6) months of the premiums associated with continuation of health insurance benefits pursuant to COBRA, and (iii) the immediate vesting of all options and all other awards held.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, since November 1, 2015, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of our total assets and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers and the transactions described or referred to below. Prior to the consummation of the Restructuring Transaction (defined below), the Company’s former Audit Committee was responsible for reviewing and approving any related person transactions. Such review is now conducted by the entire Board. In reviewing any such transactions and potential transactions, the Board may take into account a variety of factors that it deems appropriate, which may include, for example, whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, the value and materiality of such transaction, any affiliate transaction restrictions that may be included in our debt agreements, any impact on the Board’s evaluation of a non-employee director’s independence and any required public disclosures by Crossroads.

Restructuring Transaction (the “Restructuring Transaction”)

On August 13, 2017, the Company filed a case under Chapter 11 of the Bankruptcy Code. The Plan that was accepted by the holders of more than 2/3 of the Company’s 5.0% Series F Convertible Preferred Stock (the “Preferred Stock”).  In connection with the filing, the Company entered into restructuring support agreements with 210 and with certain holders of the Company’s Preferred Stock.

Subject to the terms and conditions of the Plan and the restructuring support agreement with 210 (“210 RSA”), 210 invested $4 million cash in the Company in exchange for 1,492,285 shares of the reorganized company’s common stock representing approximately 49.49% of the common stock of the reorganized company.  In addition, 210 will provide up to $10 million of financing for the company to use (subject to the terms and conditions of the Plan and the 210 RSA) to implement its strategy of monetizing its intellectual property assets and pursuing investments in companies that generate profit and positive cash flows, thus creating long-term shareholder value.

The Plan provided for the payment of all creditor claims in full, for holders of shares of the Preferred Stock to receive their pro rata share of $2,672,233.78 in cash plus their pro rata share of 241,182 shares of common stock, representing 8% of the common stock of the reorganized company, and for holders of common stock to exchange their existing shares of common stock for an equivalent number of new shares of the common stock of the reorganized company, which shares constitute approximately 42.51% of the outstanding shares of the common stock of the reorganized company.

The Plan was declared effective as of October 3, 2017. As a result of the share issuances and exchanges, there are 3,014,726 new common shares outstanding and no other classes of equity or debt. All shares of the Preferred Stock have been cancelled and all outstanding warrants, options, and restricted stock awards have been cancelled.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information with respect to the outstanding shares of Common Stock beneficially owned by each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known to Crossroads to be the beneficial owners of more than 5% of any class of the Company’s voting securities, each director of Crossroads, the principal executive officer and principal financial officer of Crossroads and all persons then serving as directors and officers of Crossroads as a group. Unless otherwise indicated, the address of each individual beneficial owner listed in the following table is WeWork c/o Crossroads Systems, Inc., 11801 Domain Blvd., 3rd Floor, Austin, Texas 78758. Except as otherwise indicated, all shares are owned directly.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
210/CRDS Investment LLC 8214 Westchester Drive, Suite 950 Dallas, Texas 75225	1,492,285	(2)	49.49%
Richard K. Coleman, Jr.(3)	815		*
Robert H. Alpert(2)	1,492,285		49.49%
Robert G. Pearse	505		*
C. Clark Webb(2)	1,492,285		49.49%
Claire Gogel	50,000		1.7%
Mark Hood(4)	2,979		*
Jennifer Crane	943		*
All directors and executive officers as a group (seven persons)	1,547,527		51.33%

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*Less than 1%.

(1)	For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Consists of 1,492,285 shares directly owned by 210/CRDS Investments LLC, a Texas limited liability company (“210”). Robert H. Alpert and C. Clark Webb are Managing Members of 210. By virtue of these relationships, Messrs. Alpert and Webb may be deemed to beneficially own the shares owned directly 210.

(3)	Consists of 815 shares held directly by RKC Investments, LLC (“RKC”). Mr. Coleman is the sole member of RKC. By virtue of this relationship, Mr. Coleman may be deemed to beneficially own the shares owned by RKC.

(4)	Includes 543 shares held directly by MCH Advisors, Inc. (“MCH”). Mr. Hood is the sole owner of MCH. By virtue of this relationship, Mr. Hood may be deemed to beneficially own the shares owned by MCH.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our securities, to file reports of ownership and changes of ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed they file. Based solely on our review of copies of the forms received, we believe that, during the last fiscal year, all filings under Section 16(a) applicable to our executive officers, directors and 10% stockholders were timely.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board appointed the firm of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2017. The Board is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Meeting is required to ratify the selection of PMB Helin Donovan, LLP.

Stockholder ratification of the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, the appointment of PMB Helin Donovan, LLP is being submitted to the stockholders for ratification. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Crossroads and our stockholders.

Representatives of PMB Helin Donovan, LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE

RATIFICATION OF PMB HELIN DONOVAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2017.

Principal Accounting Firm Fees

The following table presents aggregate fees billed for professional services rendered by PMB Helin Donovan, LLP for fiscal years 2016 and 2015:

	October 31,
	2016	2015
Audit fees(1)	$75,000	$75,000
Audit-related fees(2)	$28,000	$48,570
Tax fees(3)	$35,050	$30,565
All other fees(4)	$-	$2,000

(1)        Audit fees. These are fees for professional services performed by PMB Helin Donovan, LLP for the audit of our annual consolidated financial statements and review of interim financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)        Audit-related fees. These are fees for assurance and related services performed by PMB Helin Donovan, LLP that are reasonably related to the performance of the audit or review of our financial statements. For 2015, this amount primarily includes a review of our reports on Form 10-Q and Form 10-K, and our registration statements on Form S-1, Form S-3 and Form S-8.

(3)        Tax fees. These are fees for professional services performed by PMB Helin Donovan, LLP with respect to tax compliance, tax advice and tax planning. This includes preparation or review of original and amended tax returns for Crossroads and our consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit- Related” items.

(4)        All other fees. These are fees for other permissible work performed by PMB Helin Donovan, LLP that does not meet the above category descriptions.

Pre-Approval Policy

Our Board must provide advance approval for all audit and non-audit services, other than de minimis non-audit services.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

Stockholders who desire to present a proposal to be included in our proxy statement for our 2018 Annual Meeting must submit the proposal to us no later than June 26, 2018 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Any such proposal must be sent in writing to the Secretary of the Company at WeWork c/o Crossroads Systems, Inc., 11801 Domain Blvd., 3rd Floor, Austin, Texas 78758.

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Pursuant to our bylaws, business items or director nominations must be properly brought before an annual meeting in order to be considered by stockholders. The bylaws specify the procedure for stockholders to follow in order to bring business before, or nominate directors for election at, an annual meeting. A stockholder who wants to nominate a person for election as a director or propose business to be considered at an annual meeting must deliver a written notice, by certified mail, to the Company’s Corporate Secretary. Such notice must be received at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting. Accordingly, with respect to the 2018 annual meeting, such notice must be received no earlier than July 16, 2018 and no later than August 15, 2018. In the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the one-year anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting; or (B) the tenth (10th) day following the day on which public announcement of the date of such annual meeting was first made. The notice must set forth the information required by the Company’s bylaws and should be sent to our Secretary in writing at WeWork c/o Crossroads Systems, Inc., 11801 Domain Blvd., 3rd Floor, Austin, Texas 78758 of such intent in a timely manner in accordance with our bylaws. A copy of our bylaws is available upon request from our Secretary.

Solicitation of Proxies

The cost of the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, facsimile, electronic mail or in person. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

Other Matters

So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

CROSSROADS SYSTEMS, INC.

/s/ Richard K. Coleman, Jr.

Richard K. Coleman, Jr.
Executive Director

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. WeWork c/o Crossroads Systems, Inc. 11801 Domain Blvd., 3rd Floor ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS Austin, Texas 78758 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All All Except ☐ ☐ ☐ The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Richard K. Coleman, Jr. 02 Robert H. Alpert 03 Robert G. Pearse 04 C. Clark Webb 05 Claire Gogel The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 To ratify the appointment of PMB Helin Donovan, LLP as the Company's independent registered public accounting ☐ ☐ ☐ firm for the fiscal year ending October 31, 2017. NOTE: The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Letter to Stockholders are available at www.proxyvote.com CROSSROADS SYSTEMS, INC. Annual Meeting of Stockholders November 13, 2017 09:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Richard K. Coleman, Jr. and Mark Hood, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CROSSROADS SYSTEMS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 9:00 AM, Central Daylight Time, on November 13, 2017, at Park City Club, 5956 Sherry Lane, Suite 1700, Dallas, TX 75225, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000346514_2   R1.0.1.17